American Funds International Vantage FundSM
Investment portfolio
July 31, 2020
unaudited
Common stocks 87.28% Health care 15.11%	Shares	Value (000)
AstraZeneca PLC	218,150	$24,358
Novo Nordisk A/S, Class B	355,648	23,454
Genmab A/S1	43,884	14,988
Galapagos NV1	63,112	11,717
Shionogi & Co., Ltd.	197,100	11,654
Straumann Holding AG	8,764	8,584
Koninklijke Philips NV (EUR denominated)[1]	157,471	8,141
Terumo Corp.	198,000	7,435
BeiGene, Ltd. (ADR)[1]	27,800	5,810
HOYA Corp.	57,500	5,660
Daiichi Sankyo Company, Ltd.	56,400	4,933
Hutchison China MediTech Ltd. (ADR)[1]	180,700	4,901
Novartis AG	42,635	3,518
Sonova Holding AG1	14,243	3,202
Roche Holding AG, nonvoting, non-registered shares	7,598	2,626
Asahi Intecc Co., Ltd.	38,600	1,075
		142,056
Consumer staples 15.01%
Carlsberg A/S, Class B	137,360	20,164
Nestlé SA	165,494	19,561
Reckitt Benckiser Group PLC	155,500	15,685
L’Oréal SA, non-registered shares	45,448	15,151
Uni-Charm Corp.	303,300	13,633
Pernod Ricard SA	72,785	12,518
British American Tobacco PLC	372,000	12,293
Danone SA	144,431	9,619
Diageo PLC	214,245	7,855
Anheuser-Busch InBev SA/NV	143,966	7,821
Unilever PLC	55,100	3,298
Associated British Foods PLC	102,000	2,357
Shiseido Company, Ltd.	21,200	1,172
		141,127
Information technology 13.78%
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	361,200	28,495
Keyence Corp.	64,220	26,827
SAP SE	148,399	23,386
ASML Holding NV	56,961	20,109
Hamamatsu Photonics KK	368,100	15,857
OBIC Co., Ltd.	49,600	8,861
Murata Manufacturing Co., Ltd.	62,200	3,883
STMicroelectronics NV	78,471	2,201
		129,619
American Funds International Vantage Fund — Page 1 of 5

unaudited
Common stocks (continued) Industrials 9.95%	Shares	Value (000)
Safran SA1	158,308	$16,679
SMC Corp.	26,500	13,786
RELX PLC	464,000	9,809
Airbus SE, non-registered shares[1]	116,889	8,538
DSV Panalpina A/S	58,585	8,035
ABB Ltd.	303,166	7,548
Nidec Corp.	82,300	6,511
Canadian National Railway Co.	43,900	4,293
Canadian National Railway Co. (CAD denominated)	21,900	2,139
DKSH Holding AG	80,890	5,179
MTU Aero Engines AG1	24,209	4,188
ASSA ABLOY AB, Class B	119,210	2,602
Recruit Holdings Co., Ltd.	76,200	2,353
Daikin Industries, Ltd.	11,200	1,952
		93,612
Financials 9.68%
London Stock Exchange Group PLC	217,400	24,143
AIA Group Ltd.	2,361,700	21,346
Hong Kong Exchanges and Clearing Ltd.	217,300	10,379
Euronext NV	51,675	5,898
Deutsche Boerse AG	26,333	4,796
Aon PLC, Class A	20,100	4,125
HDFC Bank Ltd. (ADR)[1]	81,300	3,801
Svenska Handelsbanken AB, Class A1	389,572	3,673
Banco Bilbao Vizcaya Argentaria, SA	970,581	3,015
DNB ASA[1]	179,745	2,736
Partners Group Holding AG	2,627	2,531
BNP Paribas SA1	58,324	2,344
Sampo Oyj, Class A	63,299	2,287
		91,074
Consumer discretionary 7.79%
Kering SA	29,722	16,866
EssilorLuxottica[1]	91,825	12,136
LVMH Moët Hennessy-Louis Vuitton SE	24,668	10,657
MercadoLibre, Inc.[1]	8,000	8,997
Hermès International	9,549	7,718
Nitori Holdings Co., Ltd.	23,500	5,144
Suzuki Motor Corp.	107,400	3,523
Flutter Entertainment PLC (EUR denominated)	14,577	2,204
Industria de Diseño Textil, SA	64,488	1,711
Wynn Macau, Ltd.	887,800	1,555
Prosus NV (ADR)[1]	73,050	1,420
Cie. Financière Richemont SA, Class A	21,300	1,316
		73,247
Communication services 6.03%
Tencent Holdings Ltd.	229,500	15,813
SoftBank Group Corp.	218,600	13,619
Adevinta ASA[1]	457,044	7,372
Nippon Telegraph and Telephone Corp.	263,000	6,071
China Tower Corp. Ltd., Class H	26,880,000	4,890
Koninklijke KPN NV	1,308,074	3,381
América Móvil, SAB de CV, Series L (ADR)	219,100	2,769
American Funds International Vantage Fund — Page 2 of 5

unaudited
Common stocks (continued) Communication services (continued)	Shares	Value (000)
Nordic Entertainment Group AB, Class B	54,970	$2,290
Vodafone Group PLC	301,100	455
		56,660
Utilities 4.31%
Enel SpA	2,174,615	19,799
Iberdrola, SA, non-registered shares	1,016,347	13,074
Engie SA1	386,641	5,142
Ørsted AS	17,663	2,517
		40,532
Materials 4.25%
Givaudan SA	2,991	12,300
Shin-Etsu Chemical Co., Ltd.	80,200	9,300
Air Liquide SA, non-registered shares	34,928	5,744
Kansai Paint Co., Ltd.	259,520	4,977
Asahi Kasei Corp.	628,500	4,464
Rio Tinto PLC	52,490	3,171
		39,956
Energy 0.96%
Enbridge Inc. (CAD denominated)	153,000	4,897
Total SE	110,988	4,092
		8,989
Real estate 0.41%
Link Real Estate Investment Trust REIT	499,700	3,878
Total common stocks (cost: $495,449,000)		820,750
Preferred securities 1.06% Health care 0.98%
Sartorius AG, nonvoting preferred, non-registered shares	16,786	6,434
Grifols, SA, Class B, nonvoting preferred, non-registered shares	145,843	2,776
		9,210
Information technology 0.08%
Samsung Electronics Co., Ltd., preferred shares (GDR)	802	821
Total preferred securities (cost: $5,494,000)		10,031
Short-term securities 11.23% Money market investments 11.23%
Capital Group Central Cash Fund 0.16%[2,3]	1,055,824	105,593
Total short-term securities (cost: $105,580,000)		105,593
Total investment securities 99.57% (cost: $606,523,000)		936,374
Other assets less liabilities 0.43%		4,007
Net assets 100.00%		$940,381
American Funds International Vantage Fund — Page 3 of 5

unaudited
Investments in affiliates3

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 7/31/2020 (000)
Short-term securities 11.23%
Money market investments 11.23%
Capital Group Central Cash Fund 0.16%[2]	1,319,048	455,641	718,865	1,055,824	$(17)	$(16)	$554	$105,593
[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at 7/31/2020.
[3]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the following inputs: benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads, interest rate volatilities, and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data.
When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
American Funds International Vantage Fund — Page 4 of 5

unaudited
Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At July 31, 2020, all of the fund’s investments were classified as Level 1.
Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
EUR = Euros
GDR = Global Depositary Receipts
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2020 Capital Group. All rights reserved.
MFGEFP3-123-0920O-S81084	American Funds International Vantage Fund — Page 5 of 5